CONFIDENTIAL

Dear Investor:

The information in this letter and in the enclosed documents is strictly confidential. By accepting this letter and enclosures you hereby agree that the information contained herein and therein shall be maintained in the strictest confidence by you and shall not be used for any purpose other than in connection with the consummation of the proposed transaction described thereby.

On December 8, 2005, Phantom Fiber Corporation (the “Company”) closed on a private placement with you and other investors of common stock and warrants (the “Securities”) for aggregate gross proceeds of $858,000 (the “Bridge Financing”). Each one share of common stock and warrant to purchase one share of common stock was sold to you at a price of $0.55 per unit. Section 3.10 of your Subscription Agreement gives you the right to exchange the Securities you purchased for securities offered by the Company in a future equity financing on the same terms as contemplated by such future equity financing during the period ending 45 days after December 8, 2005.

The Company has negotiated a private placement of Senior Convertible Notes, Series A Warrants and Series B Warrants involving one lead institutional accredited investor for gross proceeds of up to $3,500,000 (the “Debt Financing”). All participants in the Bridge Financing are being offered the opportunity to exchange their Securities for securities offered in the Debt Financing based on their total purchase price in the Bridge Financing. If you wish to exchange your Securities for securities offered in the Debt Financing, please: (1) countersign below indicating the dollar amount you invested in the Bridge Financing; and (2) complete and execute (a) the signature page and the Schedule of Buyers to the Securities Purchase Agreement, and (b) the signature page and the Schedule of Buyers to the Registration Rights Agreement.

Please note that the lead institutional accredited investor in the Debt Financing anticipates investing approximately $2,642,000. If less than all of the participants in the Bridge Financing decide to exchange their Securities for securities offered in the Debt Financing, then the total dollar amount of the Debt Financing will be less than $3,500,000. By signing this letter and the enclosed documents, you hereby agree that the bracketed $3,500,000 figure appearing on the first page of the enclosed Securities Purchase Agreement may be changed prior to closing and that your signature pages on the enclosed documents may be used as executed transaction documents as revised pursuant to this sentence.

Sincerely,

/s/ Jeffrey Halloran
Jeffrey Halloran
Chief Executive Officer

Agreed and Accepted this 30th day of DECEMBER 2005
Investor:	/s/ Mark J. Nuovo
By:
Name:	Mark J. Nuovo
Title:	Individual
Dollar Amount Bridge Financing Investment:	$100,000

CONFIDENTIAL

Dear Investor:

The information in this letter and in the enclosed documents is strictly confidential. By accepting this letter and enclosures you hereby agree that the information contained herein and therein shall be maintained in the strictest confidence by you and shall not be used for any purpose other than in connection with the consummation of the proposed transaction described thereby.

On December 8, 2005, Phantom Fiber Corporation (the “Company”) closed on a private placement with you and other investors of common stock and warrants (the “Securities”) for aggregate gross proceeds of $858,000 (the “Bridge Financing”). Each one share of common stock and warrant to purchase one share of common stock was sold to you at a price of $0.55 per unit. Section 3.10 of your Subscription Agreement gives you the right to exchange the Securities you purchased for securities offered by the Company in a future equity financing on the same terms as contemplated by such future equity financing during the period ending 45 days after December 8, 2005.

The Company has negotiated a private placement of Senior Convertible Notes, Series A Warrants and Series B Warrants involving one lead institutional accredited investor for gross proceeds of up to $3,500,000 (the “Debt Financing”). All participants in the Bridge Financing are being offered the opportunity to exchange their Securities for securities offered in the Debt Financing based on their total purchase price in the Bridge Financing. If you wish to exchange your Securities for securities offered in the Debt Financing, please: (1) countersign below indicating the dollar amount you invested in the Bridge Financing; and (2) complete and execute (a) the signature page and the Schedule of Buyers to the Securities Purchase Agreement, and (b) the signature page and the Schedule of Buyers to the Registration Rights Agreement.

Please note that the lead institutional accredited investor in the Debt Financing anticipates investing approximately $2,642,000. If less than all of the participants in the Bridge Financing decide to exchange their Securities for securities offered in the Debt Financing, then the total dollar amount of the Debt Financing will be less than $3,500,000. By signing this letter and the enclosed documents, you hereby agree that the bracketed $3,500,000 figure appearing on the first page of the enclosed Securities Purchase Agreement may be changed prior to closing and that your signature pages on the enclosed documents may be used as executed transaction documents as revised pursuant to this sentence.

Sincerely,

/s/ Jeffrey Halloran
Jeffrey Halloran
Chief Executive Officer

Agreed and Accepted this 4th day of January 2006
Investor:	Konstantine (Gus) John Lucas
By:	/s/ Konstantine (Gus) John Lucas
Name:	Konstantine (Gus) John Lucas
Title:	Investor
Dollar Amount Bridge Financing Investment:	$275,000

CONFIDENTIAL

Dear Investor:

The information in this letter and in the enclosed documents is strictly confidential. By accepting this letter and enclosures you hereby agree that the information contained herein and therein shall be maintained in the strictest confidence by you and shall not be used for any purpose other than in connection with the consummation of the proposed transaction described thereby.

On December 8, 2005, Phantom Fiber Corporation (the “Company”) closed on a private placement with you and other investors of common stock and warrants (the “Securities”) for aggregate gross proceeds of $858,000 (the “Bridge Financing”). Each one share of common stock and warrant to purchase one share of common stock was sold to you at a price of $0.55 per unit. Section 3.10 of your Subscription Agreement gives you the right to exchange the Securities you purchased for securities offered by the Company in a future equity financing on the same terms as contemplated by such future equity financing during the period ending 45 days after December 8, 2005.

The Company has negotiated a private placement of Senior Convertible Notes, Series A Warrants and Series B Warrants involving one lead institutional accredited investor for gross proceeds of up to $3,500,000 (the “Debt Financing”). All participants in the Bridge Financing are being offered the opportunity to exchange their Securities for securities offered in the Debt Financing based on their total purchase price in the Bridge Financing. If you wish to exchange your Securities for securities offered in the Debt Financing, please: (1) countersign below indicating the dollar amount you invested in the Bridge Financing; and (2) complete and execute (a) the signature page and the Schedule of Buyers to the Securities Purchase Agreement, and (b) the signature page and the Schedule of Buyers to the Registration Rights Agreement.

Please note that the lead institutional accredited investor in the Debt Financing anticipates investing approximately $2,642,000. If less than all of the participants in the Bridge Financing decide to exchange their Securities for securities offered in the Debt Financing, then the total dollar amount of the Debt Financing will be less than $3,500,000. By signing this letter and the enclosed documents, you hereby agree that the bracketed $3,500,000 figure appearing on the first page of the enclosed Securities Purchase Agreement may be changed prior to closing and that your signature pages on the enclosed documents may be used as executed transaction documents as revised pursuant to this sentence.

Sincerely,

/s/ Jeffrey Halloran
Jeffrey Halloran
Chief Executive Officer

Agreed and Accepted this 4th day of January 2006
Investor:	Pamela Ritchie
By:	/s/ Pamela Ritchie
Name:	Pamela Ritchie
Title:	Pamela Ritchie
Dollar Amount Bridge Financing Investment:	$16,500

CONFIDENTIAL

Dear Investor:

The information in this letter and in the enclosed documents is strictly confidential. By accepting this letter and enclosures you hereby agree that the information contained herein and therein shall be maintained in the strictest confidence by you and shall not be used for any purpose other than in connection with the consummation of the proposed transaction described thereby.

On December 8, 2005, Phantom Fiber Corporation (the “Company”) closed on a private placement with you and other investors of common stock and warrants (the “Securities”) for aggregate gross proceeds of $858,000 (the “Bridge Financing”). Each one share of common stock and warrant to purchase one share of common stock was sold to you at a price of $0.55 per unit. Section 3.10 of your Subscription Agreement gives you the right to exchange the Securities you purchased for securities offered by the Company in a future equity financing on the same terms as contemplated by such future equity financing during the period ending 45 days after December 8, 2005.

The Company has negotiated a private placement of Senior Convertible Notes, Series A Warrants and Series B Warrants involving one lead institutional accredited investor for gross proceeds of up to $3,500,000 (the “Debt Financing”). All participants in the Bridge Financing are being offered the opportunity to exchange their Securities for securities offered in the Debt Financing based on their total purchase price in the Bridge Financing. If you wish to exchange your Securities for securities offered in the Debt Financing, please: (1) countersign below indicating the dollar amount you invested in the Bridge Financing; and (2) complete and execute (a) the signature page and the Schedule of Buyers to the Securities Purchase Agreement, and (b) the signature page and the Schedule of Buyers to the Registration Rights Agreement.

Please note that the lead institutional accredited investor in the Debt Financing anticipates investing approximately $2,642,000. If less than all of the participants in the Bridge Financing decide to exchange their Securities for securities offered in the Debt Financing, then the total dollar amount of the Debt Financing will be less than $3,500,000. By signing this letter and the enclosed documents, you hereby agree that the bracketed $3,500,000 figure appearing on the first page of the enclosed Securities Purchase Agreement may be changed prior to closing and that your signature pages on the enclosed documents may be used as executed transaction documents as revised pursuant to this sentence.

Sincerely,

/s/ Jeffrey Halloran
Jeffrey Halloran
Chief Executive Officer

4th Day of Jan. 2006 Agreed and Accepted this 3rd day of January 2006
Investor:	The Sunderland Family Trust
By:	/s/ Ronald B. Sunderland
Name:	Ronald B. Sunderland
Title:	Trustee/Trustor
Dollar Amount Bridge Financing Investment:	$60,500

CONFIDENTIAL

Dear Investor:

The information in this letter and in the enclosed documents is strictly confidential. By accepting this letter and enclosures you hereby agree that the information contained herein and therein shall be maintained in the strictest confidence by you and shall not be used for any purpose other than in connection with the consummation of the proposed transaction described thereby.

On December 8, 2005, Phantom Fiber Corporation (the “Company”) closed on a private placement with you and other investors of common stock and warrants (the “Securities”) for aggregate gross proceeds of $858,000 (the “Bridge Financing”). Each one share of common stock and warrant to purchase one share of common stock was sold to you at a price of $0.55 per unit. Section 3.10 of your Subscription Agreement gives you the right to exchange the Securities you purchased for securities offered by the Company in a future equity financing on the same terms as contemplated by such future equity financing during the period ending 45 days after December 8, 2005.

The Company has negotiated a private placement of Senior Convertible Notes, Series A Warrants and Series B Warrants involving one lead institutional accredited investor for gross proceeds of up to $3,500,000 (the “Debt Financing”). All participants in the Bridge Financing are being offered the opportunity to exchange their Securities for securities offered in the Debt Financing based on their total purchase price in the Bridge Financing. If you wish to exchange your Securities for securities offered in the Debt Financing, please: (1) countersign below indicating the dollar amount you invested in the Bridge Financing; and (2) complete and execute (a) the signature page and the Schedule of Buyers to the Securities Purchase Agreement, and (b) the signature page and the Schedule of Buyers to the Registration Rights Agreement.

Please note that the lead institutional accredited investor in the Debt Financing anticipates investing approximately $2,642,000. If less than all of the participants in the Bridge Financing decide to exchange their Securities for securities offered in the Debt Financing, then the total dollar amount of the Debt Financing will be less than $3,500,000. By signing this letter and the enclosed documents, you hereby agree that the bracketed $3,500,000 figure appearing on the first page of the enclosed Securities Purchase Agreement may be changed prior to closing and that your signature pages on the enclosed documents may be used as executed transaction documents as revised pursuant to this sentence.

Sincerely,

/s/ Jeffrey Halloran
Jeffrey Halloran
Chief Executive Officer

Agreed and Accepted this 4th day of January 2006
Investor:	Linda Anne Abrams
By:	/s/ Linda Abrams
Name:	Linda Anne Abrams
Title:	Investor
Dollar Amount Bridge Financing Investment:	$50,000

CONFIDENTIAL

Dear Investor:

The information in this letter and in the enclosed documents is strictly confidential. By accepting this letter and enclosures you hereby agree that the information contained herein and therein shall be maintained in the strictest confidence by you and shall not be used for any purpose other than in connection with the consummation of the proposed transaction described thereby.

On December 8, 2005, Phantom Fiber Corporation (the “Company”) closed on a private placement with you and other investors of common stock and warrants (the “Securities”) for aggregate gross proceeds of $858,000 (the “Bridge Financing”). Each one share of common stock and warrant to purchase one share of common stock was sold to you at a price of $0.55 per unit. Section 3.10 of your Subscription Agreement gives you the right to exchange the Securities you purchased for securities offered by the Company in a future equity financing on the same terms as contemplated by such future equity financing during the period ending 45 days after December 8, 2005.

The Company has negotiated a private placement of Senior Convertible Notes, Series A Warrants and Series B Warrants involving one lead institutional accredited investor for gross proceeds of up to $3,500,000 (the “Debt Financing”). All participants in the Bridge Financing are being offered the opportunity to exchange their Securities for securities offered in the Debt Financing based on their total purchase price in the Bridge Financing. If you wish to exchange your Securities for securities offered in the Debt Financing, please: (1) countersign below indicating the dollar amount you invested in the Bridge Financing; and (2) complete and execute (a) the signature page and the Schedule of Buyers to the Securities Purchase Agreement, and (b) the signature page and the Schedule of Buyers to the Registration Rights Agreement.

Please note that the lead institutional accredited investor in the Debt Financing anticipates investing approximately $2,642,000. If less than all of the participants in the Bridge Financing decide to exchange their Securities for securities offered in the Debt Financing, then the total dollar amount of the Debt Financing will be less than $3,500,000. By signing this letter and the enclosed documents, you hereby agree that the bracketed $3,500,000 figure appearing on the first page of the enclosed Securities Purchase Agreement may be changed prior to closing and that your signature pages on the enclosed documents may be used as executed transaction documents as revised pursuant to this sentence.

Sincerely,

/s/ Jeffrey Halloran
Jeffrey Halloran
Chief Executive Officer

Agreed and Accepted this 4th day of January 2006
Investor:	Russo Living Trust 5/1/98
By:	/s/ Michael Russo
Name:	Michael Russo
Title:	Trustee
Dollar Amount Bridge Financing Investment:	$11,000

CONFIDENTIAL

Dear Investor:

The information in this letter and in the enclosed documents is strictly confidential. By accepting this letter and enclosures you hereby agree that the information contained herein and therein shall be maintained in the strictest confidence by you and shall not be used for any purpose other than in connection with the consummation of the proposed transaction described thereby.

On December 8, 2005, Phantom Fiber Corporation (the “Company”) closed on a private placement with you and other investors of common stock and warrants (the “Securities”) for aggregate gross proceeds of $858,000 (the “Bridge Financing”). Each one share of common stock and warrant to purchase one share of common stock was sold to you at a price of $0.55 per unit. Section 3.10 of your Subscription Agreement gives you the right to exchange the Securities you purchased for securities offered by the Company in a future equity financing on the same terms as contemplated by such future equity financing during the period ending 45 days after December 8, 2005.

The Company has negotiated a private placement of Senior Convertible Notes, Series A Warrants and Series B Warrants involving one lead institutional accredited investor for gross proceeds of up to $3,500,000 (the “Debt Financing”). All participants in the Bridge Financing are being offered the opportunity to exchange their Securities for securities offered in the Debt Financing based on their total purchase price in the Bridge Financing. If you wish to exchange your Securities for securities offered in the Debt Financing, please: (1) countersign below indicating the dollar amount you invested in the Bridge Financing; and (2) complete and execute (a) the signature page and the Schedule of Buyers to the Securities Purchase Agreement, and (b) the signature page and the Schedule of Buyers to the Registration Rights Agreement.

Please note that the lead institutional accredited investor in the Debt Financing anticipates investing approximately $2,642,000. If less than all of the participants in the Bridge Financing decide to exchange their Securities for securities offered in the Debt Financing, then the total dollar amount of the Debt Financing will be less than $3,500,000. By signing this letter and the enclosed documents, you hereby agree that the bracketed $3,500,000 figure appearing on the first page of the enclosed Securities Purchase Agreement may be changed prior to closing and that your signature pages on the enclosed documents may be used as executed transaction documents as revised pursuant to this sentence.

Sincerely,

/s/ Jeffrey Halloran
Jeffrey Halloran
Chief Executive Officer
Agreed and Accepted this 4th day of January 2006
Investor:	Mark P. DeVitre
By:	/s/ Mark P. DeVitre
Name:	Mark P. DeVitre
Title:	Investor
Dollar Amount Bridge Financing Investment:	$5,500

CONFIDENTIAL

Dear Investor:

The information in this letter and in the enclosed documents is strictly confidential. By accepting this letter and enclosures you hereby agree that the information contained herein and therein shall be maintained in the strictest confidence by you and shall not be used for any purpose other than in connection with the consummation of the proposed transaction described thereby.

On December 8, 2005, Phantom Fiber Corporation (the “Company”) closed on a private placement with you and other investors of common stock and warrants (the “Securities”) for aggregate gross proceeds of $858,000 (the “Bridge Financing”). Each one share of common stock and warrant to purchase one share of common stock was sold to you at a price of $0.55 per unit. Section 3.10 of your Subscription Agreement gives you the right to exchange the Securities you purchased for securities offered by the Company in a future equity financing on the same terms as contemplated by such future equity financing during the period ending 45 days after December 8, 2005.

The Company has negotiated a private placement of Senior Convertible Notes, Series A Warrants and Series B Warrants involving one lead institutional accredited investor for gross proceeds of up to $3,500,000 (the “Debt Financing”). All participants in the Bridge Financing are being offered the opportunity to exchange their Securities for securities offered in the Debt Financing based on their total purchase price in the Bridge Financing. If you wish to exchange your Securities for securities offered in the Debt Financing, please: (1) countersign below indicating the dollar amount you invested in the Bridge Financing; and (2) complete and execute (a) the signature page and the Schedule of Buyers to the Securities Purchase Agreement, and (b) the signature page and the Schedule of Buyers to the Registration Rights Agreement.

Please note that the lead institutional accredited investor in the Debt Financing anticipates investing approximately $2,642,000. If less than all of the participants in the Bridge Financing decide to exchange their Securities for securities offered in the Debt Financing, then the total dollar amount of the Debt Financing will be less than $3,500,000. By signing this letter and the enclosed documents, you hereby agree that the bracketed $3,500,000 figure appearing on the first page of the enclosed Securities Purchase Agreement may be changed prior to closing and that your signature pages on the enclosed documents may be used as executed transaction documents as revised pursuant to this sentence.

Sincerely,

/s/ Jeffrey Halloran
Jeffrey Halloran
Chief Executive Officer

Agreed and Accepted this 31st day of December2005
Investor:	Howard Shapiro
By:
Name:	/s/ Howard Shapiro
Title:
Dollar Amount Bridge Financing Investment:	55000

CONFIDENTIAL

Dear Investor:

The information in this letter and in the enclosed documents is strictly confidential. By accepting this letter and enclosures you hereby agree that the information contained herein and therein shall be maintained in the strictest confidence by you and shall not be used for any purpose other than in connection with the consummation of the proposed transaction described thereby.

On December 8, 2005, Phantom Fiber Corporation (the “Company”) closed on a private placement with you and other investors of common stock and warrants (the “Securities”) for aggregate gross proceeds of $858,000 (the “Bridge Financing”). Each one share of common stock and warrant to purchase one share of common stock was sold to you at a price of $0.55 per unit. Section 3.10 of your Subscription Agreement gives you the right to exchange the Securities you purchased for securities offered by the Company in a future equity financing on the same terms as contemplated by such future equity financing during the period ending 45 days after December 8, 2005.

The Company has negotiated a private placement of Senior Convertible Notes, Series A Warrants and Series B Warrants involving one lead institutional accredited investor for gross proceeds of up to $3,500,000 (the “Debt Financing”). All participants in the Bridge Financing are being offered the opportunity to exchange their Securities for securities offered in the Debt Financing based on their total purchase price in the Bridge Financing. If you wish to exchange your Securities for securities offered in the Debt Financing, please: (1) countersign below indicating the dollar amount you invested in the Bridge Financing; and (2) complete and execute (a) the signature page and the Schedule of Buyers to the Securities Purchase Agreement, and (b) the signature page and the Schedule of Buyers to the Registration Rights Agreement.

Please note that the lead institutional accredited investor in the Debt Financing anticipates investing approximately $2,642,000. If less than all of the participants in the Bridge Financing decide to exchange their Securities for securities offered in the Debt Financing, then the total dollar amount of the Debt Financing will be less than $3,500,000. By signing this letter and the enclosed documents, you hereby agree that the bracketed $3,500,000 figure appearing on the first page of the enclosed Securities Purchase Agreement may be changed prior to closing and that your signature pages on the enclosed documents may be used as executed transaction documents as revised pursuant to this sentence.

Sincerely,

/s/ Jeffrey Halloran
Jeffrey Halloran
Chief Executive Officer

Agreed and Accepted this 31st day of December 2005
Investor:	Financial Trading Consultants Pension Plan
By:	/s/ Howard Shapiro
Name:
Title:	Trustee
Dollar Amount Bridge Financing Investment:	55000

CONFIDENTIAL

Dear Investor:

The information in this letter and in the enclosed documents is strictly confidential. By accepting this letter and enclosures you hereby agree that the information contained herein and therein shall be maintained in the strictest confidence by you and shall not be used for any purpose other than in connection with the consummation of the proposed transaction described thereby.

On December 8, 2005, Phantom Fiber Corporation (the “Company”) closed on a private placement with you and other investors of common stock and warrants (the “Securities”) for aggregate gross proceeds of $858,000 (the “Bridge Financing”). Each one share of common stock and warrant to purchase one share of common stock was sold to you at a price of $0.55 per unit. Section 3.10 of your Subscription Agreement gives you the right to exchange the Securities you purchased for securities offered by the Company in a future equity financing on the same terms as contemplated by such future equity financing during the period ending 45 days after December 8, 2005.

The Company has negotiated a private placement of Senior Convertible Notes, Series A Warrants and Series B Warrants involving one lead institutional accredited investor for gross proceeds of up to $3,500,000 (the “Debt Financing”). All participants in the Bridge Financing are being offered the opportunity to exchange their Securities for securities offered in the Debt Financing based on their total purchase price in the Bridge Financing. If you wish to exchange your Securities for securities offered in the Debt Financing, please: (1) countersign below indicating the dollar amount you invested in the Bridge Financing; and (2) complete and execute (a) the signature page and the Schedule of Buyers to the Securities Purchase Agreement, and (b) the signature page and the Schedule of Buyers to the Registration Rights Agreement.

Please note that the lead institutional accredited investor in the Debt Financing anticipates investing approximately $2,642,000. If less than all of the participants in the Bridge Financing decide to exchange their Securities for securities offered in the Debt Financing, then the total dollar amount of the Debt Financing will be less than $3,500,000. By signing this letter and the enclosed documents, you hereby agree that the bracketed $3,500,000 figure appearing on the first page of the enclosed Securities Purchase Agreement may be changed prior to closing and that your signature pages on the enclosed documents may be used as executed transaction documents as revised pursuant to this sentence.

Sincerely,

/s/ Jeffrey Halloran
Jeffrey Halloran
Chief Executive Officer

Agreed and Accepted this 31st day of Decemer 2005
Investor:	Meuqer Masters Intl Pension Plan
By:
Name:	/s/ Howard Shapiro
Title:	Trustee
Dollar Amount Bridge Financing Investment:	55000

CONFIDENTIAL

Dear Investor:

The information in this letter and in the enclosed documents is strictly confidential. By accepting this letter and enclosures you hereby agree that the information contained herein and therein shall be maintained in the strictest confidence by you and shall not be used for any purpose other than in connection with the consummation of the proposed transaction described thereby.

On December 8, 2005, Phantom Fiber Corporation (the “Company”) closed on a private placement with you and other investors of common stock and warrants (the “Securities”) for aggregate gross proceeds of $858,000 (the “Bridge Financing”). Each one share of common stock and warrant to purchase one share of common stock was sold to you at a price of $0.55 per unit. Section 3.10 of your Subscription Agreement gives you the right to exchange the Securities you purchased for securities offered by the Company in a future equity financing on the same terms as contemplated by such future equity financing during the period ending 45 days after December 8, 2005.

The Company has negotiated a private placement of Senior Convertible Notes, Series A Warrants and Series B Warrants involving one lead institutional accredited investor for gross proceeds of up to $3,500,000 (the “Debt Financing”). All participants in the Bridge Financing are being offered the opportunity to exchange their Securities for securities offered in the Debt Financing based on their total purchase price in the Bridge Financing. If you wish to exchange your Securities for securities offered in the Debt Financing, please: (1) countersign below indicating the dollar amount you invested in the Bridge Financing; and (2) complete and execute (a) the signature page and the Schedule of Buyers to the Securities Purchase Agreement, and (b) the signature page and the Schedule of Buyers to the Registration Rights Agreement.

Please note that the lead institutional accredited investor in the Debt Financing anticipates investing approximately $2,642,000. If less than all of the participants in the Bridge Financing decide to exchange their Securities for securities offered in the Debt Financing, then the total dollar amount of the Debt Financing will be less than $3,500,000. By signing this letter and the enclosed documents, you hereby agree that the bracketed $3,500,000 figure appearing on the first page of the enclosed Securities Purchase Agreement may be changed prior to closing and that your signature pages on the enclosed documents may be used as executed transaction documents as revised pursuant to this sentence.

Sincerely,

/s/ Jeffrey Halloran
Jeffrey Halloran
Chief Executive Officer
Agreed and Accepted this 3rd day of January 2006
Investor:	Timothy Livak
By:	/s/ Timothy Livak
Name:	Tim Livak
Title:
Dollar Amount Bridge Financing Investment:	$70,000

CONFIDENTIAL

Dear Investor:

The information in this letter and in the enclosed documents is strictly confidential. By accepting this letter and enclosures you hereby agree that the information contained herein and therein shall be maintained in the strictest confidence by you and shall not be used for any purpose other than in connection with the consummation of the proposed transaction described thereby.

On December 8, 2005, Phantom Fiber Corporation (the “Company”) closed on a private placement with you and other investors of common stock and warrants (the “Securities”) for aggregate gross proceeds of $858,000 (the “Bridge Financing”). Each one share of common stock and warrant to purchase one share of common stock was sold to you at a price of $0.55 per unit. Section 3.10 of your Subscription Agreement gives you the right to exchange the Securities you purchased for securities offered by the Company in a future equity financing on the same terms as contemplated by such future equity financing during the period ending 45 days after December 8, 2005.

The Company has negotiated a private placement of Senior Convertible Notes, Series A Warrants and Series B Warrants involving one lead institutional accredited investor for gross proceeds of up to $3,500,000 (the “Debt Financing”). All participants in the Bridge Financing are being offered the opportunity to exchange their Securities for securities offered in the Debt Financing based on their total purchase price in the Bridge Financing. If you wish to exchange your Securities for securities offered in the Debt Financing, please: (1) countersign below indicating the dollar amount you invested in the Bridge Financing; and (2) complete and execute (a) the signature page and the Schedule of Buyers to the Securities Purchase Agreement, and (b) the signature page and the Schedule of Buyers to the Registration Rights Agreement.

Please note that the lead institutional accredited investor in the Debt Financing anticipates investing approximately $2,642,000. If less than all of the participants in the Bridge Financing decide to exchange their Securities for securities offered in the Debt Financing, then the total dollar amount of the Debt Financing will be less than $3,500,000. By signing this letter and the enclosed documents, you hereby agree that the bracketed $3,500,000 figure appearing on the first page of the enclosed Securities Purchase Agreement may be changed prior to closing and that your signature pages on the enclosed documents may be used as executed transaction documents as revised pursuant to this sentence.

Sincerely,

/s/ Jeffrey Halloran
Jeffrey Halloran
Chief Executive Officer

Agreed and Accepted this 3rd day of January 2006
Investor:	/s/ John Cramer
By:
Name:	John Cramer, Sharon Hawkins
Title:
Dollar Amount Bridge Financing Investment:	$5,500

CONFIDENTIAL

Dear Investor:

The information in this letter and in the enclosed documents is strictly confidential. By accepting this letter and enclosures you hereby agree that the information contained herein and therein shall be maintained in the strictest confidence by you and shall not be used for any purpose other than in connection with the consummation of the proposed transaction described thereby.

On December 8, 2005, Phantom Fiber Corporation (the “Company”) closed on a private placement with you and other investors of common stock and warrants (the “Securities”) for aggregate gross proceeds of $858,000 (the “Bridge Financing”). Each one share of common stock and warrant to purchase one share of common stock was sold to you at a price of $0.55 per unit. Section 3.10 of your Subscription Agreement gives you the right to exchange the Securities you purchased for securities offered by the Company in a future equity financing on the same terms as contemplated by such future equity financing during the period ending 45 days after December 8, 2005.

The Company has negotiated a private placement of Senior Convertible Notes, Series A Warrants and Series B Warrants involving one lead institutional accredited investor for gross proceeds of up to $3,500,000 (the “Debt Financing”). All participants in the Bridge Financing are being offered the opportunity to exchange their Securities for securities offered in the Debt Financing based on their total purchase price in the Bridge Financing. If you wish to exchange your Securities for securities offered in the Debt Financing, please: (1) countersign below indicating the dollar amount you invested in the Bridge Financing; and (2) complete and execute (a) the signature page and the Schedule of Buyers to the Securities Purchase Agreement, and (b) the signature page and the Schedule of Buyers to the Registration Rights Agreement.

Please note that the lead institutional accredited investor in the Debt Financing anticipates investing approximately $2,642,000. If less than all of the participants in the Bridge Financing decide to exchange their Securities for securities offered in the Debt Financing, then the total dollar amount of the Debt Financing will be less than $3,500,000. By signing this letter and the enclosed documents, you hereby agree that the bracketed $3,500,000 figure appearing on the first page of the enclosed Securities Purchase Agreement may be changed prior to closing and that your signature pages on the enclosed documents may be used as executed transaction documents as revised pursuant to this sentence.

Sincerely,

/s/ Jeffrey Halloran
Jeffrey Halloran
Chief Executive Officer

Agreed and Accepted this 30th day of December 2005
Investor:	Robert Kantor
By:	/s/ Robert Kantor
Name:	Robert Kantor
Title:
Dollar Amount Bridge Financing Investment:	$77,000

CONFIDENTIAL

Dear Investor:

The information in this letter and in the enclosed documents is strictly confidential. By accepting this letter and enclosures you hereby agree that the information contained herein and therein shall be maintained in the strictest confidence by you and shall not be used for any purpose other than in connection with the consummation of the proposed transaction described thereby.

On December 8, 2005, Phantom Fiber Corporation (the “Company”) closed on a private placement with you and other investors of common stock and warrants (the “Securities”) for aggregate gross proceeds of $858,000 (the “Bridge Financing”). Each one share of common stock and warrant to purchase one share of common stock was sold to you at a price of $0.55 per unit. Section 3.10 of your Subscription Agreement gives you the right to exchange the Securities you purchased for securities offered by the Company in a future equity financing on the same terms as contemplated by such future equity financing during the period ending 45 days after December 8, 2005.

The Company has negotiated a private placement of Senior Convertible Notes, Series A Warrants and Series B Warrants involving one lead institutional accredited investor for gross proceeds of up to $3,500,000 (the “Debt Financing”). All participants in the Bridge Financing are being offered the opportunity to exchange their Securities for securities offered in the Debt Financing based on their total purchase price in the Bridge Financing. If you wish to exchange your Securities for securities offered in the Debt Financing, please: (1) countersign below indicating the dollar amount you invested in the Bridge Financing; and (2) complete and execute (a) the signature page and the Schedule of Buyers to the Securities Purchase Agreement, and (b) the signature page and the Schedule of Buyers to the Registration Rights Agreement.

Please note that the lead institutional accredited investor in the Debt Financing anticipates investing approximately $2,642,000. If less than all of the participants in the Bridge Financing decide to exchange their Securities for securities offered in the Debt Financing, then the total dollar amount of the Debt Financing will be less than $3,500,000. By signing this letter and the enclosed documents, you hereby agree that the bracketed $3,500,000 figure appearing on the first page of the enclosed Securities Purchase Agreement may be changed prior to closing and that your signature pages on the enclosed documents may be used as executed transaction documents as revised pursuant to this sentence.

Sincerely,

/s/ Jeffrey Halloran
Jeffrey Halloran
Chief Executive Officer

Agreed and Accepted this 3rd day of January 2006
Investor:	/s/ Harry D. Forman
By:
Name:	Harry D. Forman
Title:
Dollar Amount Bridge Financing Investment:	11,000

CONFIDENTIAL

Dear Investor:

The information in this letter and in the enclosed documents is strictly confidential. By accepting this letter and enclosures you hereby agree that the information contained herein and therein shall be maintained in the strictest confidence by you and shall not be used for any purpose other than in connection with the consummation of the proposed transaction described thereby.

On December 8, 2005, Phantom Fiber Corporation (the “Company”) closed on a private placement with you and other investors of common stock and warrants (the “Securities”) for aggregate gross proceeds of $858,000 (the “Bridge Financing”). Each one share of common stock and warrant to purchase one share of common stock was sold to you at a price of $0.55 per unit. Section 3.10 of your Subscription Agreement gives you the right to exchange the Securities you purchased for securities offered by the Company in a future equity financing on the same terms as contemplated by such future equity financing during the period ending 45 days after December 8, 2005.

The Company has negotiated a private placement of Senior Convertible Notes, Series A Warrants and Series B Warrants involving one lead institutional accredited investor for gross proceeds of up to $3,500,000 (the “Debt Financing”). All participants in the Bridge Financing are being offered the opportunity to exchange their Securities for securities offered in the Debt Financing based on their total purchase price in the Bridge Financing. If you wish to exchange your Securities for securities offered in the Debt Financing, please: (1) countersign below indicating the dollar amount you invested in the Bridge Financing; and (2) complete and execute (a) the signature page and the Schedule of Buyers to the Securities Purchase Agreement, and (b) the signature page and the Schedule of Buyers to the Registration Rights Agreement.

Please note that the lead institutional accredited investor in the Debt Financing anticipates investing approximately $2,642,000. If less than all of the participants in the Bridge Financing decide to exchange their Securities for securities offered in the Debt Financing, then the total dollar amount of the Debt Financing will be less than $3,500,000. By signing this letter and the enclosed documents, you hereby agree that the bracketed $3,500,000 figure appearing on the first page of the enclosed Securities Purchase Agreement may be changed prior to closing and that your signature pages on the enclosed documents may be used as executed transaction documents as revised pursuant to this sentence.

Sincerely,

/s/ Jeffrey Halloran
Jeffrey Halloran
Chief Executive Officer

Agreed and Accepted this 3rd day of January 2006
Investor:	Philip M. Barone
By:
Name:	/s/ Philip M. Barone
Title:
Dollar Amount Bridge Financing Investment:	11,000